UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2007

STARTEK, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	1-12793	84-1370538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street, 4th Floor, Denver, Colorado	80206
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 399-2400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2007, StarTek USA Inc. (“StarTek”) and AT&T Mobility, LLC (f/k/a Cingular Wireless, LLC, “AT&T”) amended Section 4 of the Call Center Services Statement of Work dated April 1, 2004 (“Call Center SOW”), previously entered into by these parties to extend the term through May 31, 2007.  Under the Call Center SOW, StarTek provides customer care call center services for AT&T.

Due to an administrative oversight, the documentation for the March 1, 2007 amendment reflects an extension of a previously expired statement of work for customer care call center services provided by StarTek to AT&T.  StarTek expects the corrected documentation reflecting the extension described above to be executed by March 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.

Date: March 7, 2007

By: /s/ A. Laurence Jones
A. Laurence Jones
President, Chief Executive Officer and Interim Chief Financial Officer